UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2005



                               VERTEL CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

          California                   0-19640                   95-3948704
          ----------                   -------                   ----------
 (State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)              File No.)              Identification No.)

  21300 Victory Boulevard, Suite 700
      Woodland Hills, California                                      91367
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (818) 227-1400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01  Other Events.

     Vertel Corporation (VRTL.PK), announced that it is terminating business operations as of the end of January 24, 2005.

                                    SIGNATURE

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 24, 2005        VERTEL CORPORATION


                                 By:  /s/ T. James Ranney
                                    --------------------------------------------
                                      Name:  T. James Ranney
                                      Title: Vice President, Finance and
                                              Administration, Chief Financial
                                              Officer and Secretary